Exhibit 99.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of February 14, 2014, to that certain Amended and Restated Credit Agreement, dated as of March 28, 2013 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) among GRIFFON CORPORATION, a Delaware corporation (the “Borrower”) the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), DEUTSCHE BANK SECURITIES INC., as syndication agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, HSBC BANK USA, N.A, and RBS CITIZENS, N.A., as co-documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, pursuant to Section 10.02 of the Credit Agreement, the Credit Agreement may be amended by a written document entered into by the Borrower and the Required Lenders, provided that the consent of each Lender adversely affected thereby is required in order to postpone the scheduled date of expiration of any Commitment;

WHEREAS, the Borrower has requested that, among other amendments, the Credit Agreement be amended to postpone the scheduled date of expiration of the Commitments; and

WHEREAS, each Lender is willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein (including in the recitals above) has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) the definition of “Commitment Termination Date” is hereby amended by deleting the reference to “March 28, 2018” and substituting in lieu thereof a reference to “March 28, 2019”;

(b) the definition of “Consolidated Funded Debt” is hereby amended by deleting the phrase “in excess of $50,000,000”;

(c) the definition of “General Disposition Basket Amount” is hereby amended by deleting the reference to “17.5%” and substituting in lieu thereof a reference to “20%”;

(d) the definition of “Immaterial Subsidiary” is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

“Immaterial Subsidiary” means, as of any date of determination, any Subsidiary of any Loan Party if the Net Book Value of such Subsidiary does not exceed 5% of the Net Book Value of the Group Members as a whole; provided that, as of any date of determination, the aggregate Net Book Value of all Immaterial Subsidiaries may not exceed 15% of the Net Book Value of the Group Members as a whole (and the Borrower will designate in writing to the Administrative Agent from time to time the Subsidiaries which will cease to be treated as “Immaterial Subsidiaries” in order to comply with this definition).

(e) the definition of “Net Book Value” is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

“Net Book Value” means, with respect to any Subsidiary, the net book value of the total assets of such Subsidiary determined in accordance with GAAP but excluding intangible assets and book value attributable to (i) an Investment in another Subsidiary to the extent the assets of such other Subsidiary are otherwise included in the calculation of aggregate Net Book Value, (ii) deferred taxes, (iii) deferred financing costs, (iv) intercompany Indebtedness and (v) assets that are no longer used or useful in the business of such Subsidiary (as determined by the Borrower in good faith).

(f) the definition of “Permitted Acquisition” is hereby amended by deleting the dollar amount “$100,000,000” and substituting in lieu thereof the dollar amount “$150,000,000”.

2.2 Amendments to Section 7.01(a) (Indebtedness; Guarantees). Clause (a) of Section 7.01 of the Credit Agreement is hereby amended as follows:

(a) clause (xv) thereof is hereby amended by deleting the dollar amount “$550,000,000” and substituting in lieu thereof the dollar amount “$650,000,000”, and by inserting the text “to more than $650,000,000” immediately after the word “increase”;

(b) clause (xvii) thereof is hereby amended by deleting the dollar amount “$75,000,000” and substituting in lieu thereof the dollar amount “$125,000,000”;

(c) clause (xviii) thereof is hereby amended by deleting the dollar amount “$75,000,000” and substituting in lieu thereof the dollar amount “$150,000,000”; and

(d) clause (xxii) thereof is hereby amended by deleting the dollar amount “$75,000,000” and substituting in lieu thereof the dollar amount “$125,000,000”.

2.3 Amendment to Section 7.01(b) (Indebtedness; Guarantees). Clause (b)(v) of Section 7.01 of the Credit Agreement is hereby amended by deleting the dollar amount “$75,000,000” and substituting in lieu thereof the dollar amount “$125,000,000”.

2.4 Amendment to Section 7.02 (Liens). Clause (i) of Section 7.02 of the Credit Agreement is hereby amended by inserting the text “securing obligations” immediately after the word “Subsidiary”, and by deleting the dollar amount “$35,000,000” and substituting in lieu thereof the dollar amount “$75,000,000”.

2.5 Amendment to Section 7.04 (Dispositions). Clause (e) of Section 7.04 of the Credit Agreement is hereby amended by inserting the text “(for the avoidance of doubt, only to the extent of such excess)” immediately after the phrase “of any such Incremental Asset Sales”.

2.6 Amendment to Section 7.06 (Investments and Acquisitions). Clause (r) of Section 7.06 of the Credit Agreement is hereby amended by deleting the dollar amount “$75,000,000” and substituting in lieu thereof the dollar amount “$100,000,000”.

2.7 Amendments to Section 7.07 (Restricted Payments). Section 7.07 of the Credit Agreement is hereby amended as follows:

(a) clause (c) thereof is hereby amended by deleting the reference to “3.00 to 1.00” and substituting in lieu thereof a reference to “3.50 to 1.00”;

(b) the word “and” at the end of clause (g) thereof is hereby deleted;

(c) the word “and” is hereby inserted immediately after the “;” at the end of clause (h) thereof; and

(d) the following new clause (i) is hereby inserted immediately prior to the proviso at the end of Section 7.07:

“(i) the Borrower may make Restricted Payments in an aggregate amount not to exceed $50,000,000 in each of the calendar years ending December 31, 2014 and December 31, 2015 so long as (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) after giving effect to such dividend or payment, the Borrower has Minimum Liquidity of at least $100,000,000; provided that if the difference between $50,000,000 and the aggregate amount of Restricted Payments made by the Borrower during the calendar year ending December 31, 2014 pursuant to this clause (i) is greater than zero, the dollar amount of such difference may be carried over and used by the Borrower, subject to the conditions set forth in clauses (1) and (2) of this clause (i), for Restricted Payments during the calendar year ending December 31, 2015;”.

2.8 Amendments to Section 7.11 (Financial Covenants). Section 7.11 of the Credit Agreement is hereby amended as follows:

(a) clause (a) thereof is hereby amended by deleting the table set forth therein and substituting in lieu thereof the following table (it being understood, for the avoidance of doubt, that the proviso after such table is not amended by this Agreement):

Period	Consolidated Leverage Ratio
Restatement Effective Date through June 30, 2014	5.00:1.00
July 1, 2014 through June 30, 2015	5.25:1.00
July 1, 2015 and thereafter	5.00:1.00

(b) clause (b) thereof is hereby amended by deleting the reference to “2.50 to 1.0” and substituting in lieu thereof a reference to “3.00 to 1.0”; and

(c) clause (c) thereof is hereby amended by deleting the reference to “2.75 to 1.0” and substituting in lieu thereof a reference to “2.50 to 1.0”.

Section 3. Conditions. This Agreement shall become effective on the date (the “Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

(a) the Administrative Agent shall have received this Agreement, duly executed and delivered by a duly authorized officer of each of (A) the Borrower, (B) the Administrative Agent and (C) each Lender;

(b) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document;

(c) the representations and warranties of the Borrower set forth in the Credit Agreement, and of each Loan Party in each of the Loan Documents to which it is a party, shall be true and correct in all material respects on and as of the Amendment Effective Date; provided that any representation and warranty that expressly relates to a given date shall be true and correct in all material respects as of such given date; and

(d) no Default shall have occurred and be continuing.

Section 4. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties of the Borrower set forth in the Credit Agreement, and of each Loan Party in each of the Loan Documents to which it is a party, are true and correct in all material respects as if made on and as of the Amendment Effective Date (or to the extent that any representation and warranty expressly relates to a given date, as of such given date); provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Agreement and (b) at the time of and immediately after giving effect to this Agreement, no Default has occurred and is continuing.

Section 5. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

Section 6. Effect of This Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8. Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GRIFFON CORPORATION

By:	/s/ Thomas D. Gibbons
	Name:	Thomas D. Gibbons
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A, as
Administrative Agent

By:	/s/ Joon Hur
	Name:	Joon Hur
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK
BRANCH, as Lender

By:	/s/ Lisa Wong
	Name:	Lisa Wong
	Title:	Vice President

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender

By:	/s/ David W. Lewing
	Name:	David W. Lewing
	Title:	Senior Vice President

HSBC BANK USA, N.A, as Lender

By:	/s/ Aidan R. Spoto
	Name:	Aidan R. Spoto
	Title:	Vice President

RBS CITIZENS BANK, N.A, as Lender

By:	/s/ James Riley
	Name:	James Riley
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Steven J. Melicharek
	Name:	Steven J. Melicharek
	Title:	Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender

By:	/s/ Brian Stone
	Name:	Brian Stone
	Title:	Administrative Vice President